                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR11

                               Marketing Materials

                           $[6,000,900] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

GREENWICH CAPITAL
--------------------------------------------------------------------------------

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Preliminary Term Sheet                            Date Prepared: [July 19], 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR11
             $[6,000,900] (Approximate, Subject to +/- 10% Variance)

                         Privately Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=========================================================================================================
          Principal
            Amount          WAL (Yrs)     Pmt Window (Mths)   Interest                   Expected Ratings
Class   (Approx.) (1)   To Call/Mat (2)    To Call/Mat (2)    Rate Type   Tranche Type      S&P/ Moody's
-----   -------------   ---------------   -----------------   ---------   ------------   ----------------
 B-4      $[2,000,000]      5.64/5.98         1-119/1-359         (3)       Subordinate       [BB/Ba2]
 B-5      $[1,500,000]      5.64/5.98         1-119/1-359         (3)       Subordinate        [B/B2]
 B-6      $[2,500,900]      5.64/5.98         1-119/1-359         (3)       Subordinate        NR/NR
=========================================================================================================
Total:    $[6,000,900]

(1) The Privately Offered Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.

(3) The Certificate Interest Rate for the Privately Offered Certificates will equal the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Underwriter:             Greenwich Capital Markets, Inc.

Dealer:                  WaMu Capital Corp.

Trustee:                 Bankers Trust Company of California, N.A.

Rating Agencies:         Moody's and S&P will rate the Certificates, except the
                         Class B-6 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            September 1, 2002.

Expected Pricing Date:   On or about July [26], 2002.

Closing Date:            On or about September [25], 2002.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in October 2002.


                                                                               2

GREENWICH CAPITAL
--------------------------------------------------------------------------------

     The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Certificates:            The "Privately Offered Certificates" will consist of
                         the Class B-4, Class B-5 and Class B-6 Certificates.

                         The "Senior Certificates" will consist of the Class A Certificates and Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are being offered publicly.

Accrued Interest:        The Privately Offered Certificates will settle with
                         accrued interest. The price to be paid by investors for the Privately Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([24] days).

Interest Accrual
Period: The interest accrual period with respect to all the Privately Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Privately Offered Certificates will be made
                         available in definitive fully registered physical form.

Federal Tax Treatment:   It is anticipated that the Privately Offered
                         Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:       The Privately Offered Certificates are not expected to
                         be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                         Code or other similar laws.

SMMEA Treatment:         The Privately Offered Certificates will not constitute
                         "mortgage related securities" for purposes of SMMEA.

Eligible Investors:      Investors will be required to deliver representation
                         letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                         (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.


                                                                               3

GREENWICH CAPITAL
--------------------------------------------------------------------------------

     The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is expected to be approximately $[1,000,000,000] (the "Mortgage
                         Loans"). The Mortgage Loans are expected to be non-convertible, adjustable rate One-Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan will have an original term to maturity of 30 years.
                         Approximately [65% - 75%] of the Mortgage Loans (see attached collateral summary) will be scheduled to pay interest only for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over their remaining 25 year term.
                         The Mortgage Loans will be secured by first liens on one- to four-family residential properties. See the attached preliminary collateral information.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.40]%)

                         Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.25]%).

                         The Class B-6 Certificates will not have the benefit of any credit enhancement.


                                                                               4

GREENWICH CAPITAL
--------------------------------------------------------------------------------

     The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Shifting Interest:       Until the first Distribution Date occurring after
                         September 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                         (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                         Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                         Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:                        Unscheduled Principal Payments (%)
                         --------                        ----------------------------------
                         October 2002 - September 2012            0% Pro Rata Share
                         October 2012 - September 2013           30% Pro Rata Share
                         October 2013 - September 2014           40% Pro Rata Share
                         October 2014 - September 2015           60% Pro Rata Share
                         October 2015 - September 2016           80% Pro Rata Share
                         October 2016 and after                 100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in October 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                         Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than excess losses, on the
                         Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior Certificates until each class principal balance has been reduced to zero.

                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


                                                                               5

GREENWICH CAPITAL
--------------------------------------------------------------------------------

     The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.
The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Certificates Priority
of Distributions:             Available funds from the Mortgage Loans will be
                              distributed in the following order of priority:

                         1. Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                         2. Class R Certificate, principal, until its balance is reduced to zero;

                         3. Class A Certificates, principal allocable to such Class;

                         4. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                         5. Class B-1 Certificates, principal allocable to such Class;

                         6. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                         7. Class B-2 Certificates, principal allocable to such Class;

                         8. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                         9. Class B-3 Certificates, principal allocable to such Class;

                         10. Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

                         11. Class B-4 Certificates, principal allocable to such Class;

                         12. Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

                         13. Class B-5 Certificates, principal allocable to such Class;

                         14. Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

                         15. Class B-6 Certificates, principal allocable to such Class; and

                         16.  Class R Certificate, any remaining amount.


                                                                               6

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Optional Call Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
85-01             6.642       7.270     7.953       8.540     9.062      10.172
================================================================================
WAL (yr)          12.43       9.01       6.86       5.64       4.85       3.73
MDUR (yr)          8.18       6.43       5.17       4.41       3.89       3.09
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    01/25/24   10/25/18   02/25/15   08/25/12   11/25/10   07/25/08
--------------------------------------------------------------------------------

Class B-5 to Optional Call Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
65-25+            9.955      11.467     13.165     14.634     15.955     18.857
================================================================================
WAL (yr)          12.43       9.01       6.86       5.64       4.85       3.73
MDUR (yr)          7.25       5.75       4.64       3.98       3.53       2.80
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    01/25/24   10/25/18   02/25/15   08/25/12   11/25/10   07/25/08
--------------------------------------------------------------------------------

Class B-6 to Optional Call Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
31-24             22.224     26.550     31.655     36.028     39.979     49.205
================================================================================
WAL (yr)          12.43       9.01       6.86       5.64       4.85       3.73
MDUR (yr)          4.75       3.98       3.29       2.86       2.56       2.02
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    01/25/24   10/25/18   02/25/15   08/25/12   11/25/10   07/25/08
--------------------------------------------------------------------------------


                                                                               8

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Maturity
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
85-01             6.619       7.218     7.867       8.415     8.896       9.891
================================================================================
WAL (yr)          12.77       9.42       7.23       5.98       5.17       4.01
MDUR (yr)          8.24       6.51       5.26       4.51       4.00       3.22
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-5 to Maturity
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
65-25+            9.916      11.380     13.020     14.417     15.651     18.304
================================================================================
WAL (yr)          12.77       9.42       7.23       5.98       5.17       4.01
MDUR (yr)          7.27       5.78       4.67       4.02       3.57       2.86
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-6 to Maturity
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
31-24             22.198     26.487     31.542     35.828     39.650     48.448
================================================================================
WAL (yr)          12.77       9.42       7.23       5.98       5.17       4.01
MDUR (yr)          4.74       3.96       3.27       2.85       2.55       2.02
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------


                                                                               9

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------
                     WaMu Mortgage Pass-Through Certificates
--------------------------------------------------------------------------------
                                Series 2002-AR11
--------------------------------------------------------------------------------
                      30 Year 5/1 Hybrid ARM Mortgage Loans
--------------------------------------------------------------------------------
                       Preliminary Collateral Information
--------------------------------------------------------------------------------
                                    7/19/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product                                   30 Year 5/1 Hybrid -- Fully Amortizing
--------------------------------------------------------------------------------
Weighted Average Gross Coupon                                5.600% (+/- 20 bps)
--------------------------------------------------------------------------------
Pass-through Rate                                              5.175% (+/- 5 bp)
--------------------------------------------------------------------------------
Weighted Average Gross Margin                                  2.750% (+/- 5 bp)
--------------------------------------------------------------------------------
Weighted Average Periodic Rate Cap                                        2.000%
--------------------------------------------------------------------------------
Weighted Average First Rate Cap                                           5.000%
--------------------------------------------------------------------------------
Weighted Average Life Cap                                    10.650% (+/- 20 bp)
--------------------------------------------------------------------------------
Weighted Average Months to Roll                         59 Months (+/- 2 Months)
--------------------------------------------------------------------------------
Stated Remaining Term                                                 359 Months
--------------------------------------------------------------------------------
Seasoning                                                                1 Month
--------------------------------------------------------------------------------
IO Loans                                                                  65-75%
--------------------------------------------------------------------------------
Weighted Average LTV                                              62.0% (+/- 2%)
--------------------------------------------------------------------------------
State Concentration                                                   CA 70% Max
--------------------------------------------------------------------------------
Prepayment Penalty                                          15% Approx. (+/- 5%)
--------------------------------------------------------------------------------
Full Documentation                                                  40% (+/- 5%)
--------------------------------------------------------------------------------
Cash-out Refinance                                          25% Approx. (+/- 5%)
--------------------------------------------------------------------------------
Single Family                                               95% Approx. (+/- 5%)
--------------------------------------------------------------------------------
Weighted Average FICO                                      735 Approx. (+/1 10%)
--------------------------------------------------------------------------------
Average Loan Balance                              $600,000 Approx. (+/- $50,000)
--------------------------------------------------------------------------------


                                                                              10

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR11

                               Marketing Materials

                          $[993,999,100] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                              Date Prepared: July 19, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR11 $[993,999,100] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==========================================================================================================
                            WAL (Yrs)    Pmt Window
        Principal Amount       To           (Mths)      Interest Rate                     Expected Ratings
Class     (Approx.)(1)     Auction(2)   To Auction(2)      Type(3)        Tranche Type       [Moody's/S&P]
-----   ----------------   ----------   -------------   -------------   ---------------   ----------------
  A     $  [967,500,000]    2.59/3.32    1-59/1-359         Fixed
  R     $           100        N/A          N/A             Fixed       Senior/Residual       [Aaa/AAA]
  B1    $   [13,999,000]    4.31/5.98    1-59/1-359         Fixed         Subordinate         [Aa2/AA]
  B2    $    [8,500,000]    4.31/5.98    1-59/1-359         Fixed         Subordinate          [A2/A]
  B3    $    [4,000,000]    4.31/5.98    1-59/1-359         Fixed         Subordinate        [Baa2/BBB]
----------------------------------------------------------------------------------------------------------
  B4    $    [2,000,000]                                                  Subordinate         [Ba2/BB]
  B5    $    [1,500,000]         Privately Offered Certificates           Subordinate          [B2/B]
  B6    $    [2,500,900]                                                  Subordinate           NR/NR
==========================================================================================================
Total:  $[1,000,000,000]

(1) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class A and Senior Subordinate Certificates are shown to the Weighted Average Roll Date (as described herein).

(3) For every Distribution Date, the interest rate for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will be equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp.
                           ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Underwriter:          Greenwich Capital Markets, Inc.

Dealer:                    WaMu Capital Corp.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           [Moody's and S&P] will rate the Certificates,
                           except the Class B-6 Certificates. The Class
                           B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:              September 1, 2002.


                                                                               2

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Expected Pricing Date:     On or about July [23], 2002.

Closing Date:              On or about September [25], 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in October 2002.

Certificates:              The "Senior Certificates" will consist of the Class A
                           (the "Class A Certificates") and Class R Certificate.
                           The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the "Senior Subordinate
                           Certificates" and the Class B-4, Class B-5, and Class
                           B-6 Certificates will be referred to herein as the "Junior Subordinate Certifcates," together with the Senior Subordinate Certificates, the "Subordinate
                           Certificates." The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and Senior Subordinate Certificates (the "Offered
                           Certificates") are being offered publicly.

Accrued Interest:          The Class A Certificates will settle with accrued
                           interest. The price to be paid by investors for the Class A and Senior Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([24] days).

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A and Senior Subordinate Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Class A Certificates and
                           Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Senior Subordinate
                           Certificates are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate
                           Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The
                           Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates
                           are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage
                           Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in [September 2007].


                                                                               3

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is approximately $[1,000,000,000] (the "Mortgage
                           Loans"). The Mortgage Loans are non-convertible, adjustable rate One-Year CMT indexed mortgage loans with initial rate adjustments occurring approximately
                           60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years. Approximately
                           [65% - 75%] of the Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over their remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached preliminary collateral information.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.25]% total subordination.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.85] total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.00]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.60]% total subordination.


                                                                               4

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:         Until the first Distribution Date occurring after
                           September 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                        Unscheduled Principal Payments (%)
                           --------                        ----------------------------------
                           October 2002 - September 2012             0% Pro Rata Share
                           October 2012 - September 2013            30% Pro Rata Share
                           October 2013 - September 2014            40% Pro Rata Share
                           October 2014 - September 2015            60% Pro Rata Share
                           October 2015 - September 2016            80% Pro Rata Share
                           October 2016 and after                  100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in October 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior
                           Certificates until each class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


                                                                               5

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1)   Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest Rate;

                           2) Class R Certificate, principal, until its balance is reduced to zero;

                           3) Class A Certificates, principal allocable to such Class;

                           4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                           5) Class B-1 Certificates, principal allocable to such Class;

                           6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                           7) Class B-2 Certificates, principal allocable to such Class;

                           8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                           9) Class B-3 Certificates, principal allocable to such Class;

                           10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           11)  Class R Certificate, any remaining amount.


                                                                               6

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                              Class A Certificates
                          to Weighted Average Roll Rate

Settlement                      09/25/02
Class Balance               $967,500,000
Coupon                            5.175%              Next Payment Date       10/25/02
Cut-off Date                    09/01/02              Accrued Interest Days         24

--------------------------------------------------------------------------------------
Flat Price       10% CPR       15% CPR     20% CPR    25% CPR     30% CPR     40% CPR
--------------------------------------------------------------------------------------
  101-04+         4.786         4.729       4.665      4.593       4.512       4.318
  101-05          4.781         4.723       4.659      4.586       4.504       4.308
  101-05+         4.776         4.718       4.653      4.580       4.497       4.299
  101-06          4.772         4.713       4.647      4.573       4.489       4.289
  101-06+         4.767         4.708       4.641      4.566       4.482       4.280
  101-07          4.763         4.702       4.635      4.560       4.474       4.270
  101-07+         4.758         4.697       4.629      4.553       4.467       4.261
  101-08          4.753         4.692       4.624      4.547       4.459       4.251
  101-08+         4.749         4.687       4.618      4.540       4.452       4.242
  101-09          4.744         4.682       4.612      4.533       4.445       4.233
  101-09+         4.739         4.676       4.606      4.527       4.437       4.223
  101-10          4.735         4.671       4.600      4.520       4.430       4.214
  101-10+         4.730         4.666       4.594      4.513       4.422       4.204
  101-11          4.726         4.661       4.588      4.507       4.415       4.195
  101-11+         4.721         4.655       4.582      4.500       4.407       4.185
  101-12          4.716         4.650       4.577      4.494       4.400       4.176
--------------------------------------------------------------------------------------
  101-12+         4.712         4.645       4.571      4.487       4.392       4.167
--------------------------------------------------------------------------------------
  101-13          4.707         4.640       4.565      4.480       4.385       4.157
  101-13+         4.702         4.635       4.559      4.474       4.378       4.148
  101-14          4.698         4.629       4.553      4.467       4.370       4.138
  101-14+         4.693         4.624       4.547      4.461       4.363       4.129
  101-15          4.689         4.619       4.541      4.454       4.355       4.120
  101-15+         4.684         4.614       4.536      4.448       4.348       4.110
  101-16          4.679         4.609       4.530      4.441       4.340       4.101
  101-16+         4.675         4.603       4.524      4.434       4.333       4.091
  101-17          4.670         4.598       4.518      4.428       4.326       4.082
  101-17+         4.666         4.593       4.512      4.421       4.318       4.073
  101-18          4.661         4.588       4.506      4.415       4.311       4.063
  101-18+         4.656         4.583       4.501      4.408       4.303       4.054
  101-19          4.652         4.577       4.495      4.401       4.296       4.044
  101-19+         4.647         4.572       4.489      4.395       4.289       4.035
  101-20          4.643         4.567       4.483      4.388       4.281       4.026
  101-20+         4.638         4.562       4.477      4.382       4.274       4.016
--------------------------------------------------------------------------------------
WAL (yr)           3.78          3.33        2.93       2.59        2.28        1.77
MDUR (yr)          3.32          2.95        2.62       2.33        2.07        1.63
First Prin Pay   10/25/02      10/25/02    10/25/02   10/25/02    10/25/02    10/25/02
Last Prin Pay    08/25/07      08/25/07    08/25/07   08/25/07    08/25/07    08/25/07
--------------------------------------------------------------------------------------


                                                                               8

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR   30% CPR     40% CPR
================================================================================
101-12+           4.712       4.645      4.571      4.487      4.392      4.167
================================================================================
WAL (yr)           3.78       3.33       2.93       2.59       2.28       1.77
MDUR (yr)          3.32       2.95       2.62       2.33       2.07       1.63
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
--------------------------------------------------------------------------------

Class B-1 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-09              5.320      5.321      5.325      5.331      5.336      5.351
================================================================================
WAL (yr)           4.87       4.84       4.58       4.31       4.07       3.54
MDUR (yr)          4.20       4.18       3.98       3.76       3.56       3.13
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
--------------------------------------------------------------------------------

Class B-2 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-25+             5.679      5.681      5.704      5.731      5.759      5.831
================================================================================
WAL (yr)           4.87       4.84       4.58       4.31       4.07       3.54
MDUR (yr)          4.18       4.17       3.96       3.74       3.55       3.11
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
--------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-08              5.812      5.815      5.845      5.880      5.916      6.011
================================================================================
WAL (yr)           4.87       4.84       4.58       4.31       4.07       3.54
MDUR (yr)          4.18       4.16       3.96       3.74       3.54       3.11
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
--------------------------------------------------------------------------------


                                                                               9

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                                Yield Tables (%)

Class A to Maturity
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-12+            4.563      4.552      4.519      4.464      4.388      4.178
================================================================================
WAL (yr)           7.68       5.51       4.19       3.32       2.71       1.91
MDUR (yr)          5.66       4.33       3.45       2.83       2.37       1.73
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-1 to Maturity
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-09              4.810      4.929      5.034      5.110      5.167      5.257
================================================================================
WAL (yr)          12.77       9.42       7.23       5.98       5.17       4.01
MDUR (yr)          8.84       6.99       5.65       4.84       4.29       3.45
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-2 to Maturity
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-25+             4.981      5.145      5.301      5.421      5.519      5.693
================================================================================
WAL (yr)          12.77       9.42       7.23       5.98       5.17       4.01
MDUR (yr)          8.78       6.94       5.61       4.80       4.26       3.43
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-3 to Maturity
--------------------------------------------------------------------------------
Coupon            5.175%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-08              5.044      5.225      5.401      5.537      5.650      5.857
================================================================================
WAL (yr)          12.77       9.42       7.23       5.98       5.17       4.01
MDUR (yr)          8.76       6.92       5.59       4.79       4.25       3.42
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------


                                                                              10

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR11
                      30 Year 5/1 Hybrid ARM Mortgage Loans
                       Preliminary Collateral Information
                                    7/19/2002

--------------------------------------------------------------------------------
Product                                   30 Year 5/1 Hybrid -- Fully Amortizing
--------------------------------------------------------------------------------
Weighted Average Gross Coupon                                5.600% (+/- 20 bps)
Pass-through Rate                                              5.175% (+/- 5 bp)
Weighted Average Gross Margin                                  2.750% (+/- 5 bp)
Weighted Average Periodic Rate Cap                                        2.000%
Weighted Average First Rate Cap                                           5.000%
Weighted Average Life Cap                                    10.650% (+/- 20 bp)
Weighted Average Months to Roll                         59 Months (+/- 2 Months)
Stated Remaining Term                                                 359 Months
Seasoning                                                                1 Month
IO Loans                                                                  65-75%
Weighted Average LTV                                              62.0% (+/- 2%)
State Concentration                                                   CA 70% Max
Prepayment Penalty                                          15% Approx. (+/- 5%)
Full Documentation                                                  40% (+/- 5%)
Cash-out Refinance                                          25% Approx. (+/- 5%)
Single Family                                               95% Approx. (+/- 5%)
Weighted Average FICO                                      735 Approx. (+/1 10%)
Average Loan Balance                              $600,000 Approx. (+/- $50,000)
--------------------------------------------------------------------------------


                                                                              11

GREENWICH CAPITAL
--------------------------------------------------------------------------------